UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2021
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
On February 24, 2021, the Registrant's Audit Committee engaged KPMG LLP as the Registrant's independent accountants to audit its consolidated financial statements for 2021 and approved the terms of its engagement. KPMG LLP will replace Dixon Hughes Goodman LLP which audited the Registrant's financial statements for 2020 and was dismissed as the Registrant's independent accountants on February 24, 2021. It had served as the Registrant's independent accountants since 2004. The change in accountants was approved by the Audit Committee following a competitive proposal process.
In connection with Dixon Hughes Goodman LLP's audits during the two years ended December 31, 2020 and 2019, and through the date of the Committee's action dismissing Dixon Hughes Goodman LLP, there have been no (a) disagreements with Dixon Hughes Goodman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Dixon Hughes Goodman LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, or (b) any "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.
Dixon Hughes Goodman LLP's audit reports on the Registrant's consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2020 contained a paragraph explaining that the Registrant changed its method of accounting for credit losses effective January 1, 2020 due to the adoption of Accounting Standards Codification Topic 326 Financial Instruments – Credit Losses.
During 2020 and 2019, and through the date of the Committee's action engaging KPMG LLP, neither the Registrant, nor anyone on its behalf, consulted with KPMG LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (b) any matter that was either the subject of a "disagreement," as described in Item 304(a)(1)(iv) of Regulation S-K, or any "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits
    (d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

16.1	Copy of letter from Dixon Hughes Goodman LLP dated February 24, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	February 25, 2021	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer